       As Filed with the Securities and Exchange Commission on August 13, 1997

                                                              File No. 0-16821

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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                           --------------------------------

                                       EXHIBITS

                                          TO

                              QUARTERLY REPORT FORM 10-Q

                     FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1997

                                        UNDER

                         THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------------

                                  UTILX CORPORATION


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                                  INDEX TO EXHIBITS

    EXHIBIT
    NUMBER         DESCRIPTION
    -------        -----------

     10.39      Loan Modification Agreement between Registrant and Bank of
                  America NW, N.A., doing business as Seafirst Bank, successor by name change to Seattle-First National
                  Bank, dated  June 12, 1997. Filed herewith.

     11.1       Statements Regarding Computation of Per Share Earnings.
                  Filed herewith.

     27.1       Financial Data Schedule.  Filed herewith.

                                                              EXHIBIT 10.39

SEAFIRST BANK                                             LOAN MODIFICATION
                                                                  AGREEMENT
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    This agreement amends the Revolving Note dated December 2, 1994 ("Note")
and Credit Agreement dated December 2, 1994 ("Credit Agreement"), each executed by UTILX CORPORATION ("Borrower") in favor of Bank of America National Trust and Savings Association, doing business as Seafirst Bank, successor by merger to Seattle-First National Bank and Bank of America NW, N.A. ("Bank"), regarding a loan in the maximum principal amount of $5,000,000 (the "Loan"). Capitalized terms used in this agreement shall have the meaning given in the Credit Agreement, as modified by any prior modification agreement. For mutual consideration, Borrower and Bank agree to amend the above loan documents as follows:

1. CREDIT LIMIT. Section 1.10 of the Credit Agreement is amended to read as follows: "CREDIT LIMIT shall mean $10,000,000 from June 12, 1997, until October 1, 1997, and thereafter shall mean $5,000,000."

2. NOTE. The Note is amended to provide (a) that Borrower's maximum liability for principal under the Note is changed to $10,000,000; and (b) that Borrower shall repay to Bank on October 1, 1997, the principal amount by which the outstanding principal balance of the Note on that day exceeds $5,000,000.

3. OTHER TERMS. Except as specifically amended by this agreement or any prior amendment, all other terms, conditions, and definitions of the Note, Credit Agreement, and all other notes, security agreements, guaranties, deeds of trust, mortgages, and other instruments or agreements entered into with regard to the Loan shall remain in full force and effect.

    DATED as of June 12, 1997.

Bank:                        Borrower:

SEAFIRST BANK                     UTILX CORPORATION

By: /s/      Terry Jones     By: /s/    Larry D. Pihl
    --------------------         --------------------
Title:    Vice President     Title:           VP, CFO
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                   LOAN MODIFICATION AGREEMENT (UTILX CORPORATlON;u200/15578)